SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated November 1, 1999 providing for the issuance of Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-02                75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1, (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
Asset Backed Funding Certificates, Series 1999-1
------------------------------------------------





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




     Date: November 26, 2002        By: /s/ Diane Wallace
                                     -------------------------------------
                                        Diane Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                               November 25, 2002

                                         ASSET BACKED FUNDING TRUST 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  November 25, 2002

                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL             BEGINNING                                                                                ENDING
              FACE             PRINCIPAL                                                     REALIZED   DEFERRED       PRINCIPAL
CLASS        VALUE              BALANCE          PRINCIPAL      INTEREST          TOTAL      LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A         51,506,000.00              0.00            0.00         0.00           0.00     0.00       0.00                0.00
A1F         47,042,000.00     33,343,165.05    1,453,666.40   210,339.80   1,664,006.20     0.00       0.00       31,889,498.65
A2F          5,939,000.00      1,126,732.70      598,403.71     7,174.47     605,578.18     0.00       0.00          528,328.99
M1           9,143,000.00      9,143,000.00            0.00    63,924.81      63,924.81     0.00       0.00        9,143,000.00
M2           6,531,000.00      6,531,000.00            0.00    47,077.63      47,077.63     0.00       0.00        6,531,000.00
B            5,551,000.00      5,551,000.00            0.00    40,013.46      40,013.46     0.00       0.00        5,551,000.00
BB           6,975,000.00      4,658,082.59            0.00    10,977.15      10,977.15     0.00       0.00        4,658,082.59
R                    0.00              0.00            0.00         0.00           0.00     0.00       0.00                0.00
TOTALS     132,687,000.00     60,352,980.34    2,052,070.11   379,507.32   2,431,577.43     0.00       0.00       58,300,910.23

X          130,609,778.33     59,951,884.12            0.00         0.00           0.00        0.00       0.00    57,640,014.07
---------------------------------------------------------------------------------------------------------------------------------

             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                PASS-THROUGH RATES
----------------------------------------------------------------------------------------------        ----------------------------
                    PRIOR                                                         CURRENT                           CURRENT
                    PRINCIPAL                                                     PRINCIPAL                        PASS-THRU
CLASS  CUSIP        FACTOR          PRINCIPAL      INTEREST        TOTAL          FACTOR               CLASS        RATE
----------------------------------------------------------------------------------------------         ---------------------------
A1A      04541NAA5       0.00000000   0.00000000   0.00000000    0.00000000         0.00000000          A1A        2.030000 %
A1F      04541NAB3     708.79565176  30.90145827   4.47131925   35.37277752       677.89419349          A1F        7.570000 %
A2F      04541NAC1     189.71757872 100.75832800   1.20802660  101.96635461        88.95925072          A2F        7.641000 %
M1       04541NAD9   1,000.00000000   0.00000000   6.99166685    6.99166685     1,000.00000000          M1         8.390000 %
M2       04541NAE7   1,000.00000000   0.00000000   7.20833410    7.20833410     1,000.00000000          M2         8.650000 %
B        04541NAF4   1,000.00000000   0.00000000   7.20833363    7.20833363     1,000.00000000          B          8.650000 %
BB       BCC03C2Y4     667.82546093   0.00000000   1.57378495    1.57378495       667.82546093          BB         7.000000 %
TOTALS                 454.85224883  15.46549481   2.86016957   18.32566438       439.38675402
-----------------------------------------------------------------------------------------------        -----------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               ---------------------------------------------------
                                Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com
               ---------------------------------------------------

Sec. 4.06(iii)          O/C Amount
                        Targeted O/C Amount                                               4,897,866.69
                        O/C Deficiency Amount                                               990,524.80
                        O/C Release Amount                                                        0.00
                        Monthly Excess CashFlow Amount                                            0.00
                        Monthly Excess Interest Amount                                       89,844.55
                        Extra Principal Distribution Amount                                  89,844.55

Sec. 4.06(iv)           Servicing Fee                                                        25,019.54
                        PMI Fee                                                              10,963.36

Sec. 4.06(v)            Current Advances                                                          0.00

Sec. 4.06(vi)           Collateral Balance Group 1                                       55,494,397.12
                        Collateral Balance Group 2                                        2,145,616.96

Sec. 4.06(vii)          Group 1 Ending Number of Loans                                           1,005
                        Group 2 Ending Number of Loans                                              12

                        Group 1 Weighted Average Term to Maturity                                  237
                        Group 2 Weighted Average Term to Maturity                                  218

                        Group 1 Weighted Average Mortgage Rate                                  9.93 %
                        Group 2 Weighted Average Mortgage Rate                                  9.30 %

Sec. 4.06(viii)Loans Delinquent
                                    Group 1
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        85             5,123,072.88                  9.23 %
                                   2 Month                        32             1,659,022.62                  2.99 %
                                   3 Month                       118             7,513,756.68                 13.54 %
                                   Total                     235                14,295,852.18                 25.76 %
                                    Group 2
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                         0                     0.00                  0.00 %
                                   2 Month                         0                     0.00                  0.00 %
                                   3 Month                         2               146,580.10                  6.83 %
                                    Total                          2               146,580.10                  6.83 %
                                    Group Totals
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        85             5,123,072.88                  8.89 %
                                   2 Month                        32             1,659,022.62                  2.88 %
                                   3 Month                       120             7,660,336.78                 13.29 %
                                    Total                        237            14,442,432.28                 25.06 %

                                   Please Note : Delinquency Numbers include Foreclosure and Bankruptcies

Sec. 4.06(viii)Loans in Foreclosures
                                                                                   Loans in Foreclosure
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                              40            2,536,618.40                  4.57 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                              40            2,536,618.40                  4.40 %

Sec. 4.06(viii)Loans in Bankruptcy
                                                         Loans in Bankruptcy

                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                              63            4,140,602.37                  7.46 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00        %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                              63            4,140,602.37                  7.18 %

Sec. 4.06(ix)Loans in REO
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                              25            1,480,115.53                  2.67 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                              25            1,480,115.53                  2.57 %

Sec. 4.06(x)           Book Value of REO Loans                                                1,480,115.53

Sec. 4.06(xi)          Principal Prepayments Group 1                                          1,558,549.81
                       Principal Prepayments Group 2                                            568,075.31

Sec. 4.02(xii)         Prepayment Penalties                                                      10,977.15

Sec. 4.06(xiii)        Realized Losses Incurred in Group 1                                      349,644.49
                       Realized Losses Incurred in Group 2                                            0.00
                       Cumulative Realized Losses Incurred in Group 1                         3,508,808.25
                       Cumulative Realized Losses Incurred in Group 2                            71,465.33

Sec. 4.06(xiv)         Class A-1A Unpaid Realized Loss Amount                                         0.00
                       Class A-1A Applied Realized Loss Amount                                        0.00
                       Class A-1A Applied Realized Loss Amortization Amount                           0.00

                       Class A-1F Unpaid Realized Loss Amount                                         0.00
                       Class A-1F Applied Realized Loss Amount                                        0.00
                       Class A-1F Applied Realized Loss Amortization Amount                           0.00
                       Class A-2F Unpaid Realized Loss Amount                                         0.00
                       Class A-2F Applied Realized Loss Amount                                        0.00
                       Class A-2F Applied Realized Loss Amortization Amount                           0.00

                       Class M1 Unpaid Realized Loss Amount                                           0.00
                       Class M1 Applied Realized Loss Amount                                          0.00
                       Class M1 Applied Realized Loss Amortization Amount                             0.00

                       Class M2 Unpaid Realized Loss Amount                                           0.00
                       Class M2 Applied Realized Loss Amount                                          0.00
                       Class M2 Applied Realized Loss Amortization Amount                             0.00

                       Class B Unpaid Realized Loss Amount                                            0.00
                       Class B Applied Realized Loss Amount                                           0.00
                       Class B Applied Realized Loss Amortization Amount                              0.00

Sec. 4.06(xv)          Class A1-A Interest Carry Forward Amount                                       0.00
                       Class A1-F Interest Carry Forward Amount                                       0.00
                       Class A2-F Interest Carry Forward Amount                                       0.00
                       Class M1 Interest Carry Forward Amount                                         0.00
                       Class M2 Interest Carry Forward Amount                                         0.00

                       Class B Interest Carry Forward Amount                                          0.00

                       Class BB Interest Shortfall                                               16,195.00

Sec. 4.06(xvi)         Prepayment Interest Shortfalls not covered by the Servicer                     0.00
                       Relief Act Shortfall                                                           0.00


Sec. 4.06(xix)         Trustee Fee                                                                  874.30
Sec. 4.06              Special Service Fee Due From Prior Period                                328,950.00
Sec. 4.06              Current Special Service Fee Due                                          217,500.00
Sec. 4.06              Total Special Service Fee Due                                            546,450.00
Sec. 4.06              Total Special Service Fee Paid This Period                                     0.00
Sec. 4.06              Total Special Service Outstanding at the End of the Period               546,450.00

Sec. 4.06(xx)          Libor Carryover Class A1-A                                                     0.00

Sec. 4.06(xxi)         Ending Overcollateralization Deficiency Amount                           900,680.25
                       Ending Class BB Reserve Fund Balance                                           0.00
                       Class BB Reserve Fund Withdrawl                                                0.00
                       Class X Distributable Amount                                                   0.00

Sec. 4.06(xxii)        Current Delinquency Percentage                                            18.7361 %
Sec. 4.06(xxii)        Six Month Rolling Delinquency Percentage                                  17.2563 %
Sec. 4.06(xxii)        Has the Trigger Event Occured                                                    NO


Sec. 4.06(xxiii)       Available Distribution Amount                                          2,421,474.57
                       Interest Remittance Amount                                               459,249.01
                       Principal Remittance Amount                                            1,962,225.56


Sec. 4.06(xxvi)        Substitution Principal Amount                                                  0.00
Sec. 4.08(xxvi)        Substitution Principal Amount                                                  0.00


Sec. 4.06(xxvii)       Repurchased Principal Amount                                              56,043.35
Sec. 4.08(xxvii)       Repurchased Principal Amount                                              56,043.35

                       Liquidation Proceeds                                                           0.00

